EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES

1)	Airport Hotels LLC
2)	Ameliatel, a Florida GP
3)	Atlanta II Limited Partnership
4)	Beachfront Properties, Inc.
5)	BRE/Swiss L.L.C
6)	Calgary Charlotte Holdings Company
7)	Calgary Charlotte Partnership
8)	Camelback Inn Associates Limited Partnership
9)	CB Realty Sales, Inc.
10)	CBM Associates II LLC
11)	CBM Funding Corporation
12)	CBM I Holdings LLC
13)	CBM II Holdings LLC
14)	CBM Joint Venture LLC
15)	CBM Mezzanine Borrower LLC
16)	CBM One GP Corp.
17)	CBM One Holdings LLC
18)	CBM One LLC
19)	CBM Two GP Corp.
20)	CBM Two LLC
21)	CCC CMBS Corporation
22)	CCFS Atlanta LLC
23)	CCFS Philadelphia LLC
24)	CCHH Atlanta LLC
25)	CCHH Burlingame LLC
26)	CCHH Cambridge LLC
27)	CCHH Maui LLC
28)	CCHH Reston LLC
29)	CCHI Singer Island LLC
30)	CCMH Atlanta Marquis LLC
31)	CCMH Atlanta NW LLC
32)	CCMH Atlanta Suites LLC
33)	CCMH Bethesda LLC
34)	CCMH Charlotte LLC
35)	CCMH Chicago CY LLC
36)	CCMH Copley LLC
37)	CCMH Coronado LLC
38)	CCMH Costa Mesa Suites LLC
39)	CCMH Dallas/FW LLC
40)	CCMH DC LLC
41)	CCMH Deerfield Suites LLC
42)	CCMH Denver SE LLC
43)	CCMH Denver Tech LLC
44)	CCMH Denver West LLC
45)	CCMH Diversified LLC
46)	CCMH Downer’s Grove Suites LLC
47)	CCMH Dulles AP LLC
48)	CCMH Dulles Suites LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

49)	CCMH Farmington LLC
50)	CCMH Fin Center LLC
51)	CCMH Fisherman’s Wharf LLC
52)	CCMH Ft. Lauderdale LLC
53)	CCMH Gaithersburg LLC
54)	CCMH Hanover LLC
55)	CCMH Houston AP LLC
56)	CCMH Houston Galleria LLC
57)	CCMH IHP LLC
58)	CCMH Jacksonville LLC
59)	CCMH Kansas City AP LLC
60)	CCMH Key Bridge LLC
61)	CCMH Lenox LLC
62)	CCMH Manhattan Beach LLC
63)	CCMH Marina LLC
64)	CCMH Memphis LLC
65)	CCMH Metro Center LLC
66)	CCMH Miami AP LLC
67)	CCMH Minneapolis LLC
68)	CCMH Moscone LLC
69)	CCMH Nashua LLC
70)	CCMH Newark LLC
71)	CCMH Newport Beach LLC
72)	CCMH Newport Beach Suites LLC
73)	CCMH Newton LLC
74)	CCMH Norcross LLC
75)	CCMH Norfolk LLC
76)	CCMH O’Hare AP LLC
77)	CCMH O’Hare Suites LLC
78)	CCMH Oklahoma LLC
79)	CCMH Ontario AP LLC
80)	CCMH Orlando LLC
81)	CCMH Palm Beach LLC
82)	CCMH Palm Desert LLC
83)	CCMH Park Ridge LLC
84)	CCMH Pentagon RI LLC
85)	CCMH Perimeter LLC
86)	CCMH Philadelphia AP LLC
87)	CCMH Philadelphia Mkt. LLC
88)	CCMH Plaza San Antonio LLC
89)	CCMH Portland LLC
90)	CCMH Potomac LLC
91)	CCMH Properties II LLC
92)	CCMH Quorum LLC
93)	CCMH Raleigh LLC
94)	CCMH Riverwalk LLC
95)	CCMH Rocky Hill LLC
96)	CCMH Romulus

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

97)	CCMH Salt Lake LLC
98)	CCMH San Diego LLC
99)	CCMH San Fran AP LLC
100)	CCMH Santa Clara LLC
101)	CCMH Scottsdale Suites LLC
102)	CCMH South Bend LLC
103)	CCMH Tampa AP LLC
104)	CCMH Tampa Waterside LLC
105)	CCMH Tampa Westshore LLC
106)	CCMH Times Square LLC
107)	CCMH Torrance LLC
108)	CCMH Waterford LLC
109)	CCMH Westfields LLC
110)	CCMH Williamsburg LLC
111)	CCMH World Trade Center LLC
112)	CCRC Amelia Island LLC
113)	CCRC Atlanta LLC
114)	CCRC Buckhead/Naples LLC
115)	CCRC Dearborn LLC
116)	CCRC Marina LLC
117)	CCRC Naples Golf LLC
118)	CCRC Phoenix LLC
119)	CCRC San Francisco LLC
120)	CCRC Tysons LLC
121)	CCSH Atlanta LLC
122)	CCSH Boston LLC
123)	CCSH Chicago LLC
124)	CCSH New York LLC
125)	Chesapeake Financial Services LLC
126)	Chesapeake Hotel Limited Partnership
127)	CHLP Finance LP
128)	City Center Development LP
129)	City Center Hotel limited Partnership
130)	City Center Interstate Partnership LLC
131)	CLDH Meadowvale, Inc.
132)	CLMH Airport Inc.
133)	CLMH Calgary Inc.
134)	CLMH Eaton Centre Inc.
135)	Courtyard by Marriott II Limited Partnership
136)	Courtyard by Marriott Limited Partnership
137)	Courtyard II Associates, L.P.
138)	Courtyard II Associates Management Corporation
139)	Courtyard II Finance Company
140)	DS Hotel LLC
141)	Duna Szalloda Rt.
142)	Durbin LLC
143)	East Side Hotel Associates, L.P.
144)	Elcrisa S.A. de C.V.

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

145)	Farrell’s Ice Cream Parlour Restaurant’s LLC
146)	Fernwood Atlanta Corporation
147)	Fernwood Holdings LLC
148)	Fernwood Hotel Assets LLC
149)	Fernwood Hotel LLC
150)	FIBM One LLC
151)	G.L. Insurance Corporation
152)	Hanover Hotel Acquisition Corp.
153)	HMA Realty Limited Partnership
154)	HMA-GP LLC
155)	HMC Airport, Inc.
156)	HMC Amelia I LLC
157)	HMC Amelia II LLC
158)	HMC AP Canada Company
159)	HMC AP GP LLC
160)	HMC AP GP, Inc.
161)	HMC AP LP
162)	HMC Atlanta LLC
163)	HMC BCR Holdings LLC
164)	HMC BN Corporation
165)	HMC Burlingame Hotel LLC
166)	HMC Burlingame II LLC
167)	HMC Burlingame LLC
168)	HMC California Leasing LLC
169)	HMC Cambridge LLC
170)	HMC Capital LLC
171)	HMC Capital Resources LLC
172)	HMC Charlotte (Calgary) Company
173)	HMC Charlotte GP LLC
174)	HMC Charlotte GP, Inc.
175)	HMC Charlotte LP
176)	HMC Chicago LLC
177)	HMC Copley LLC
178)	HMC Desert LLC
179)	HMC Diversified American Hotels, L.P.
180)	HMC Diversified LLC
181)	HMC DSM LLC
182)	HMC Duna, Inc.
183)	HMC East Side II LLC
184)	HMC East Side LLC
185)	HMC Gateway LLC
186)	HMC Gateway, Inc.
187)	HMC Georgia LLC
188)	HMC Grace (Calgary) Company
189)	HMC Grand LLC
190)	HMC Hanover LLC
191)	HMC Hartford LLC
192)	HMC Headhouse Funding LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

193)	HMC Host Atlanta, Inc.
194)	HMC Host Restaurants LLC
195)	HMC Hotel Development LLC
196)	HMC Hotel Properties II Limited Partnership
197)	HMC Hotel Properties Limited Partnership
198)	HMC HPP LLC
199)	HMC HT LLC
200)	HMC IHP Holdings LLC
201)	HMC JWDC GP LLC
202)	HMC JWDC LLC
203)	HMC Manhattan Beach LLC
204)	HMC Market Street LLC
205)	HMC Maui LLC
206)	HMC MDAH One Corporation
207)	HMC Mexpark LLC
208)	HMC MHP II LLC
209)	HMC MHP II, Inc.
210)	HMC Naples Golf, Inc.
211)	HMC NGL LLC
212)	HMC OLS I LLC
213)	HMC OLS I LP
214)	HMC OLS II LP
215)	HMC OP BN LLC
216)	HMC Pacific Gateway LLC
217)	HMC Palm Desert LLC
218)	HMC Park Ridge II LLC
219)	HMC Park Ridge LLC
220)	HMC Park Ridge LP
221)	HMC Partnership Holdings LLC
222)	HMC Partnership Properties LLC
223)	HMC PLP LLC
224)	HMC Polanco LLC
225)	HMC Potomac LLC
226)	HMC Properties I LLC
227)	HMC Properties II LLC
228)	HMC Property Leasing LLC
229)	HMC Reston LLC
230)	HMC Retirement Properties, L.P.
231)	HMC RTZ Loan Limited Partnership
232)	HMC SBM Two LLC
233)	HMC Seattle LLC
234)	HMC SFO LLC
235)	HMC SPE Manager I Corp.
236)	HMC Suites Limited Partnership
237)	HMC Suites LLC
238)	HMC Swiss Holdings LLC
239)	HMC Swiss-Lafayette LLC
240)	HMC Times Square Hotel LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

241)	HMC Times Square Partner LLC
242)	HMC Toronto Air Company
243)	HMC Toronto Airport GP LLC
244)	HMC Toronto Airport GP, Inc.
245)	HMC Toronto Airport LP
246)	HMC Toronto EC Company
247)	HMC Toronto EC GP LLC
248)	HMC Toronto EC GP, Inc.
249)	HMC Toronto EC LP
250)	HMC Waterford LLC
251)	HMC/Interstate Manhattan Beach, L.P.
252)	HMC/Interstate Ontario, L.P.
253)	HMC/Interstate Waterford, L.P.
254)	HMC/RGI Hartford, L.P.
255)	HMH General Partner Holdings LLC
256)	HMH HPT CBM LLC
257)	HMH HPT RIBM LLC
258)	HMH Marina LLC
259)	HMH Norfolk LLC
260)	HMH Norfolk, L.P.
261)	HMH Pentagon LLC
262)	HMH Realty Company, Inc.
263)	HMH Restaurants II LLC
264)	HMH Restaurants LLC
265)	HMH Rivers L.P.
266)	HMH Rivers LLC
267)	HMH WTC LLC
268)	HMP Capital Ventures LLC
269)	HMP Financial Services LLC
270)	HMT Lessee LLC
271)	HMT Lessee Parent LLC
272)	HMT Lessee Sub (Atlanta) LLC
273)	HMT Lessee Sub (Palm Desert) LLC
274)	HMT Lessee Sub (Properties II) LLC
275)	HMT Lessee Sub (Santa Clara) LLC
276)	HMT Lessee Sub (SDM Hotel) LLC
277)	HMT Lessee Sub I LLC
278)	HMT Lessee Sub II LLC
279)	HMT Lessee Sub III LLC
280)	HMT Lessee Sub IV LLC
281)	HMT SPE (Atlanta) Corporation
282)	HMT SPE (Pam Desert) Corporation
283)	HMT SPE (Properties II) Corporation
284)	HMT SPE (Santa Clara) Corporation
285)	Hopewell Associates, L.P.
286)	Host DSM Limited Partnership
287)	Host Hanover Hotel Corporation
288)	Host Hanover Limited Partnership

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

289)	Host La Jolla LLC
290)	Host Marriott Corporation
291)	Host Marriott Financial Trust
292)	Host Marriott, L.P.
293)	Host MHP Two Corporation
294)	Host of Boston, Ltd.
295)	Host of Houston 1979
296)	Host of Houston Ltd.
297)	Host Park Ridge LLC
298)	Host Properties, Inc.
299)	Host/Interstate Partnership, L.P
300)	Hot Shoppes, Inc.
301)	Hotel Properties Management, Inc.
302)	HTKG Development Associates Management Corporation
303)	IHP Holdings Partnership LP
304)	Ivy Street Hopewell LLC
305)	Ivy Street Hotel Limited Partnership
306)	Ivy Street LLC
307)	JWDC Limited Partnership
308)	Lauderdale Beach Association
309)	Market Street Host LLC
310)	Marriott Mexico City Partnership, G.P.
311)	MDSM Finance LLC
312)	MFR of Illinois LLC
313)	MFR of Vermont LLC
314)	MFR of Wisconsin LLC
315)	MHP Acquisition Corp.
316)	MHP II Acquisition Corp
317)	MOHS Corporation
318)	MRILP II Liquidating Trust
319)	MRILP Liquidating Trust
320)	Mutual Benefit Chicago Suite Hotel Partners, L.P.
321)	New Market Street LP
322)	Pacific Gateway, Ltd.
323)	Philadelphia Airport Hotel Corporation
324)	Philadelphia Airport Hotel Limited Partnership
325)	Philadelphia Airport Hotel LLC
326)	Philadelphia Market Street HMC Hotel Limited Partnership
327)	Philadelphia Market Street Hotel Corporation
328)	Philadelphia Market Street Marriott Hotel II Limited Partnership
329)	PM Financial LLC
330)	PM Financial LP
331)	Potomac Hotel Limited Partnership
332)	PRM LLC
333)	RIBM One LLC
334)	RIBM Two LLC
335)	Rockledge Bickford’s Family Fare, Inc.
336)	Rockledge CBM Investor I, Inc.

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

337)	Rockledge CBM Investor II, Inc
338)	Rockledge CBM One Corporation
339)	Rockledge FIBM One Corporation
340)	Rockledge Hanover LLC
341)	Rockledge HMC BN LLC
342)	Rockledge Hotel LLC
343)	Rockledge Hotel Properties, Inc.
344)	Rockledge Manhattan Beach LLC
345)	Rockledge Minnesota LLC
346)	Rockledge NY Times Square LLC
347)	Rockledge Potomac LLC
348)	Rockledge RIBM Two Corporation
349)	Rockledge Riverwalk LLC
350)	Rockledge Square 254 LLC
351)	S.D. Hotels LLC
352)	S.D. Hotels, Inc.
353)	Santa Clara HMC LLC
354)	Santa Clara Host Hotel Limited Partnership
355)	Sparky’s Virgin Islands, Inc.
356)	Tecon Hotel Corporation
357)	Timeport, L.P.
358)	Times Square GP LLC
359)	Times Square HMC Hotel, L.P.
360)	Times Square LLC
361)	Timewell Group, L.P.
362)	Wellsford-Pard Ridge HMC Hotel Limited Partnership
363)	YBG Associates LLC